                              INDEMNIFICATION AGREEMENT


    THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into by and between JAVA CENTRALE, INC., a California corporation (the "Company") and Bradley B. Landin, an individual resident of the State of California and a Director and/or officer of the Company ("Mr. Landin"), this 17th day of October, 1995.

                                   R E C I T A L S

    A. Mr. Landin is currently serving as a Director and/or officer of the Company, and the Company wishes him to so serve it. In addition, the Company may in the future wish to have Mr. Landin serve as a director and/or officer of one or more other corporations, partnerships, subsidiaries, joint ventures, or other enterprises, or to serve in some capacity with respect to an employee benefit plan, for the Company's convenience or to represent the Company's interests.

    B. In accordance with Article VI of the Company's Articles of Incorporation, and Article VI of its Bylaws, the Company is authorized to enter into indemnification agreements with, and to indemnify, its officers and Directors.

    C. In order to provide Mr. Landin with an incentive to continue to perform his present services to the Company, and to accept such future responsibilities as the Company may in the future offer him, the Company wishes to enter into this Agreement and to offer Mr. Landin the indemnifications herein provided.

    D. In consideration of the Company's entering into this Agreement, Mr. Landin is willing to continue to serve the Company in his present capacity or capacities, and to give consideration to serving the Company in such other capacities as the Company may request in the future.


                                  A G R E E M E N T

    NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is by all parties hereto acknowledged, the parties do agree as follows.


    1.   DEFINITIONS.   As used in this Agreement:

         (a) The term "Proceeding" shall include any threatened, pending, or completed action, suit, or proceeding, formal or informal, whether brought in the name of the Company or otherwise and whether of a civil, criminal, administrative, or investigative nature, by reason of the fact that Mr. Landin was or is an officer, director, or agent of the Company, or any of its parent or subsidiary corporations or other entities, or was or is serving at the request of the Company as an officer, director, general, limited, or managing partner, employee, or agent of another enterprise, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement is to be provided hereunder.

         (b) The term "Expenses" includes, without limitation, attorneys' fees, disbursements, and retainers; costs of suit and costs of appeal; accounting and witness fees; travel and deposition costs; expenses of investigations, judicial or administrative proceedings, and appeals; amounts paid in settlement by or on behalf of Mr. Landin; and any expenses of establishing a right to indemnification, pursuant to this Agreement or otherwise, including reasonable compensation for the time spent by Mr. Landin himself in connection with the investigation, defense, or appeal of any Proceeding or action for indemnification for which he is not otherwise compensated by the Company or any third party.

    2. INDEMNIFICATION IN THIRD PARTY ACTIONS. The Company shall indemnify Mr. Landin if he is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (other than a Proceeding by or in the name of the Company to procure a judgment in its favor), against all Expenses, judgments, fines, penalties, and ERISA excise taxes actually and reasonably incurred by Mr. Landin in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted by California law (as in effect on the date of this Agreement and to such greater extent as applicable law may hereafter permit), if he acted or withheld action in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to a criminal Proceeding, had no reasonable cause to believe his conduct was unlawful; PROVIDED, HOWEVER, that any settlement of a Proceeding must be approved in writing by the Company.

    3. INDEMNIFICATION IN PROCEEDINGS BY OR IN THE NAME OF THE COMPANY. The Company shall indemnify Mr. Landin if he is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding by or in the name of the Company to procure a judgment in its favor, against all Expenses, judgments, fines, penalties, and ERISA excise taxes actually and reasonably incurred by Mr. Landin in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted under California law (as in effect on the date of this Agreement and to such greater extent as applicable law may hereafter permit), if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company; PROVIDED, HOWEVER, that any settlement of a Proceeding must be approved in writing by the Company.

    4.   CONCLUSIVE PRESUMPTION REGARDING STANDARDS OF CONDUCT.

    (a) Mr. Landin shall be conclusively presumed to have met the standards of conduct provided in the following paragraph for indemnification pursuant to this Agreement UNLESS a determination that he has not met such standards is made by
(a) the Board of Directors by a majority vote of a quorum thereof consisting of directors who were or are not parties to the Proceeding due to which a claim is made pursuant to this Agreement, (b) the Company's shareholders, by a majority vote of a quorum thereof consisting of shareholders who are not parties to such a Proceeding, (c) independent counsel, selection of whom has been approved by Mr. Landin in writing, in a written opinion, or (d) a court of competent jurisdiction.

    (b) The standard of conduct applicable to all determinations as to the eligibility of Mr. Landin for indemnification hereunder shall be that, at the relevant time or times and in connection with the relevant actions or failures to act, any such actions or omissions by Mr. Landin were taken or omitted in good faith and in a manner reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding that Mr. Landin had no reasonable cause to believe that his conduct was unlawful.

    5. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that Mr. Landin has been successful in defense of any Proceeding, or in defense of any claim, issue, or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice or the settlement of a Proceeding without an admission of liability, Mr. Landin shall be indemnified against all Expenses incurred in connection therewith to the fullest extent permitted by California law.

    6. ADVANCEMENT OF EXPENSES. The expenses incurred by Mr. Landin in any Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of Mr. Landin to the fullest extent permitted by California law; PROVIDED, HOWEVER, that Mr. Landin shall undertake in writing to repay any advances if it is ultimately determined that he is or was not entitled to such indemnification.

    7. PARTIAL INDEMNIFICATION. If Mr. Landin is entitled under any portion of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines, penalties, or ERISA excise taxes actually and reasonably incurred by him in connection with any Proceeding, but not, however, for the total amount of his Expenses, judgments, fines, penalties, or ERISA excise taxes, the Company shall nevertheless indemnify Mr. Landin for the portion of the Expenses, judgments, fines, penalties, and ERISA excise taxes to which he is entitled.

    8.   INDEMNIFICATION PROCEDURE; DETERMINATION OF RIGHT TO INDEMNIFICATION.

         (a) Within a reasonable period of time after receipt by Mr. Landin of notice of the commencement of any Proceeding, Mr. Landin shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company thereof in writing. The failure to so notify the Company, however, will not relieve the Company from any liability which it may have to Mr. Landin otherwise than under this Agreement.

         (b) If a claim for indemnification or advances under this Agreement is not paid by the Company within thirty (30) days of receipt of the written notice described in paragraph (a), above, the rights provided by this Agreement shall be enforceable by Mr. Landin in any court of competent jurisdiction. Neither the failure of the directors or shareholders of the Company or its independent legal counsel to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Mr. Landin has met the applicable standard of conduct, if any, nor an actual determination by the directors or shareholders of the Company or independent legal counsel that Mr. Landin has not met the applicable standard of conduct, shall be a defense to the action or create a presumption for the purpose of such an action that Mr. Landin has not met the applicable standard of conduct in fact.

         (c) If, but only if, Mr. Landin shall prevail in any Proceeding to enforce his right to indemnification or advances hereunder as described in the foregoing paragraph, then Mr. Landin's Expenses incurred in connection with such a Proceeding shall, except as otherwise provided in Section 9, below, also be indemnified by the Company.

         (d) With respect to any proceeding for which indemnification is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish the Company may assume the defense thereof, with counsel satisfactory to Mr. Landin. After notice from the Company to Mr. Landin of its election to assume the defense of a Proceeding, the Company will not be liable to Mr. Landin under this Agreement for any Expenses subsequently incurred by Mr. Landin in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on Mr. Landin without his written consent. Mr. Landin shall have the right to employ his own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of Mr. Landin, unless (i) the employment of counsel by Mr. Landin has been authorized by the Company, in writing, (ii) Mr. Landin shall have reasonably concluded that there may be a conflict of interest between the Company and Mr. Landin in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have engaged counsel to assume the defense of a Proceeding; in each of which cases the fees and expenses of Mr. Landin's counsel shall be advanced by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Mr. Landin has concluded that there may be a conflict of interest between the Company and Mr. Landin.

    9. LIMITATIONS ON INDEMNIFICATION. Anything to the contrary in this Agreement notwithstanding, no payments pursuant to this Agreement shall be made by the Company:

         (a) To indemnify or advance funds to Mr. Landin for Expenses with respect to Proceedings initiated or brought voluntarily by Mr. Landin and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statue or law or otherwise as required under California law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

         (b) To indemnify Mr. Landin for any Expenses, judgments, fines, penalties, or ERISA excise taxes sustained in any Proceeding for which payment is actually made to Mr. Landin under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

         (c) To indemnify Mr. Landin for any Expenses, judgments, fines, or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sale by Mr. Landin of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state, or local statutory law; or

         (d) If a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful.

    10.  MAINTENANCE OF LIABILITY INSURANCE.   In reliance upon the provisions
of its Articles of Incorporation and Bylaws, the Company may, in the sole discretion of its Board of Directors, obtain and maintain directors' and officers' liability insurance ("D&O Insurance"). This Agreement shall not be construed as requiring the Company to obtain any such D&O Insurance, however, or to maintain any such policy if once obtained.

    11. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Mr. Landin may be entitled under the Company's Articles of Incorporation or Bylaws, any agreement, any vote of the Company's shareholders or disinterested directors, any provision of California law, or otherwise, both as to action in his official capacity and as to action in another capacity on behalf of the Company while holding such office.

    12.  MISCELLANEOUS.

    (a) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California which govern contracts entered into by California residents in California to be performed in California, without regard to the choice of law provisions thereof.

    (b) AMENDMENTS AND WAIVERS. This Agreement may be amended or modified only with the mutual written consent of the Company and Mr. Landin. Notwithstanding the foregoing, any covenant, condition, or consideration contained in this Agreement may be waived, or a breach thereof may be excused as to that party individually, by a writing signed by the party or parties directly entitled to the benefits thereof or remedies therefor.

    (c) BINDING EFFECT; SUCCESSORS AND HEIRS. This Agreement shall be binding upon and inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns (including any direct or indirect successor by merger, purchase, consolidation, or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs, and personal legal representatives (collectively, the "Successors"). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective Successors any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

    (d) PARTIAL VALIDITY; ENFORCEMENT. If the application of any provision or provisions of this Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then
(i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of the other provisions of this Agreement shall not in any way be affected or impaired thereby, and (ii) such provision or provisions shall be reformed, without further action by the parties hereto, to and only to the extent necessary to give effect to the intent of such provision or provisions when applied to such particular facts and circumstances.

    (e) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all agreements between the parties, written or oral, regarding the same.

    (f) NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other
                                    -6-
parties. Such notice shall be deemed effectively given upon (i) personal delivery to the party to be notified, (ii) three (3) days after it has been deposited with the United States Post Office, by registered or certified mail, return receipt requested, postage prepaid, (iii) the next business day after it has been deposited with an overnight courier such as Federal Express, or (iv) when delivered by facsimile or electronic transmission, upon sender's receipt of a confirmation of receipt of facsimile or electronic transmission (whether written, verbal, or otherwise).

    (g) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


    IN WITNESS WHEREOF, this Agreement has been executed and entered into by the undersigned parties hereto, intending to be bound hereby, on the date and year first above written.


    THE COMPANY:             JAVA CENTRALE, INC.



                             By: ________________________
                                 Gary C. Nelson
                                  Its President





    MR. LANDIN                    ____________________________
                                  Bradley B. Landin

                              INDEMNIFICATION AGREEMENT


    THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into by and between JAVA CENTRALE, INC., a California corporation (the "Company") and Kevin R. Baker, an individual resident of the State of California and a Director and/or officer of the Company ("Mr. Baker"), this 17th day of October, 1995.

                                   R E C I T A L S

    A. Mr. Baker is currently serving as a Director and/or officer of the Company, and the Company wishes him to so serve it. In addition, the Company may in the future wish to have Mr. Baker serve as a director and/or officer of one or more other corporations, partnerships, subsidiaries, joint ventures, or other enterprises, or to serve in some capacity with respect to an employee benefit plan, for the Company's convenience or to represent the Company's interests.

    B. In accordance with Article VI of the Company's Articles of Incorporation, and Article VI of its Bylaws, the Company is authorized to enter into indemnification agreements with, and to indemnify, its officers and Directors.

    C. In order to provide Mr. Baker with an incentive to continue to perform his present services to the Company, and to accept such future responsibilities as the Company may in the future offer him, the Company wishes to enter into this Agreement and to offer Mr. Baker the indemnifications herein provided.

    D. In consideration of the Company's entering into this Agreement, Mr. Baker is willing to continue to serve the Company in his present capacity or capacities, and to give consideration to serving the Company in such other capacities as the Company may request in the future.


                                  A G R E E M E N T

    NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is by all parties hereto acknowledged, the parties do agree as follows.


    1.   DEFINITIONS.   As used in this Agreement:

         (a) The term "Proceeding" shall include any threatened, pending, or completed action, suit, or proceeding, formal or informal, whether brought in the name of the Company or otherwise and whether of a civil, criminal, administrative, or investigative nature, by reason of the fact that Mr. Baker was or is an officer, director, or agent of the Company, or any of its parent or subsidiary corporations or other entities, or was or is serving at the request of the Company as an officer, director, general, limited, or managing partner, employee, or agent of another enterprise, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement is to be provided hereunder.

         (b) The term "Expenses" includes, without limitation, attorneys' fees, disbursements, and retainers; costs of suit and costs of appeal; accounting and witness fees; travel and deposition costs; expenses of investigations, judicial or administrative proceedings, and appeals; amounts paid in settlement by or on behalf of Mr. Baker; and any expenses of establishing a right to indemnification, pursuant to this Agreement or otherwise, including reasonable compensation for the time spent by Mr. Baker himself in connection with the investigation, defense, or appeal of any Proceeding or action for indemnification for which he is not otherwise compensated by the Company or any third party.

    2. INDEMNIFICATION IN THIRD PARTY ACTIONS. The Company shall indemnify Mr. Baker if he is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (other than a Proceeding by or in the name of the Company to procure a judgment in its favor), against all Expenses, judgments, fines, penalties, and ERISA excise taxes actually and reasonably incurred by Mr. Baker in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted by California law (as in effect on the date of this Agreement and to such greater extent as applicable law may hereafter permit), if he acted or withheld action in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to a criminal Proceeding, had no reasonable cause to believe his conduct was unlawful; PROVIDED, HOWEVER, that any settlement of a Proceeding must be approved in writing by the Company.

    3. INDEMNIFICATION IN PROCEEDINGS BY OR IN THE NAME OF THE COMPANY. The Company shall indemnify Mr. Baker if he is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding by or in the name of the Company to procure a judgment in its favor, against all Expenses, judgments, fines, penalties, and ERISA excise taxes actually and reasonably incurred by Mr. Baker in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted under California law (as in effect on the date of this Agreement and to such greater extent as applicable law may hereafter permit), if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company; PROVIDED, HOWEVER, that any settlement of a Proceeding must be approved in writing by the Company.

    4.   CONCLUSIVE PRESUMPTION REGARDING STANDARDS OF CONDUCT.

    (a) Mr. Baker shall be conclusively presumed to have met the standards of conduct provided in the following paragraph for indemnification pursuant to this Agreement UNLESS a determination that he has not met such standards is made by
(a) the Board of Directors by a majority vote of a quorum thereof consisting of directors who were or are not parties to the Proceeding due to which a claim is made pursuant to this Agreement, (b) the Company's shareholders, by a majority vote of a quorum thereof consisting of shareholders who are not parties to such a Proceeding, (c) independent counsel, selection of whom has been approved by Mr. Baker in writing, in a written opinion, or (d) a court of competent jurisdiction.

    (b) The standard of conduct applicable to all determinations as to the eligibility of Mr. Baker for indemnification hereunder shall be that, at the relevant time or times and in connection with the relevant actions or failures to act, any such actions or omissions by Mr. Baker were taken or omitted in good faith and in a manner reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding that Mr. Baker had no reasonable cause to believe that his conduct was unlawful.

    5. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that Mr. Baker has been successful in defense of any Proceeding, or in defense of any claim, issue, or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice or the settlement of a Proceeding without an admission of liability, Mr. Baker shall be indemnified against all Expenses incurred in connection therewith to the fullest extent permitted by California law.

    6. ADVANCEMENT OF EXPENSES. The expenses incurred by Mr. Baker in any Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of Mr. Baker to the fullest extent permitted by California law; PROVIDED, HOWEVER, that Mr. Baker shall undertake in writing to repay any advances if it is ultimately determined that he is or was not entitled to such indemnification.

    7. PARTIAL INDEMNIFICATION. If Mr. Baker is entitled under any portion of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines, penalties, or ERISA excise taxes actually and reasonably incurred by him in connection with any Proceeding, but not, however, for the total amount of his Expenses, judgments, fines, penalties, or ERISA excise taxes, the Company shall nevertheless indemnify Mr. Baker for the portion of the Expenses, judgments, fines, penalties, and ERISA excise taxes to which he is entitled.

    8.   INDEMNIFICATION PROCEDURE; DETERMINATION OF RIGHT TO INDEMNIFICATION.

         (a) Within a reasonable period of time after receipt by Mr. Baker of notice of the commencement of any Proceeding, Mr. Baker shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company thereof in writing. The failure to so notify the Company, however, will not relieve the Company from any liability which it may have to Mr. Baker otherwise than under this Agreement.

         (b) If a claim for indemnification or advances under this Agreement is not paid by the Company within thirty (30) days of receipt of the written notice described in paragraph (a), above, the rights provided by this Agreement shall be enforceable by Mr. Baker in any court of competent jurisdiction. Neither the failure of the directors or shareholders of the Company or its independent legal counsel to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Mr. Baker has met the applicable standard of conduct, if any, nor an actual determination by the directors or shareholders of the Company or independent legal counsel that Mr. Baker has not met the applicable standard of conduct, shall be a defense to the action or create a presumption for the purpose of such an action that Mr. Baker has not met the applicable standard of conduct in fact.

         (c) If, but only if, Mr. Baker shall prevail in any Proceeding to enforce his right to indemnification or advances hereunder as described in the foregoing paragraph, then Mr. Baker's Expenses incurred in connection with such a Proceeding shall, except as otherwise provided in Section 9, below, also be indemnified by the Company.

         (d) With respect to any proceeding for which indemnification is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish the Company may assume the defense thereof, with counsel satisfactory to Mr. Baker. After notice from the Company to Mr. Baker of its election to assume the defense of a Proceeding, the Company will not be liable to Mr. Baker under this Agreement for any Expenses subsequently incurred by Mr. Baker in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on Mr. Baker without his written consent. Mr. Baker shall have the right to employ his own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of Mr. Baker, unless (i) the employment of counsel by Mr. Baker has been authorized by the Company, in writing, (ii) Mr. Baker shall have reasonably concluded that there may be a conflict of interest between the Company and Mr. Baker in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have engaged counsel to assume the defense of a Proceeding; in each of which cases the fees and expenses of Mr. Baker's counsel shall be advanced by the Company.
The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Mr. Baker has concluded that there may be a conflict of interest between the Company and Mr. Baker.

    9. LIMITATIONS ON INDEMNIFICATION. Anything to the contrary in this Agreement notwithstanding, no payments pursuant to this Agreement shall be made by the Company:

         (a) To indemnify or advance funds to Mr. Baker for Expenses with respect to Proceedings initiated or brought voluntarily by Mr. Baker and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statue or law or otherwise as required under California law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

         (b) To indemnify Mr. Baker for any Expenses, judgments, fines, penalties, or ERISA excise taxes sustained in any Proceeding for which payment is actually made to Mr. Baker under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

         (c) To indemnify Mr. Baker for any Expenses, judgments, fines, or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sale by Mr. Baker of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state, or local statutory law; or

         (d) If a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful.

    10.  MAINTENANCE OF LIABILITY INSURANCE.   In reliance upon the provisions
of its Articles of Incorporation and Bylaws, the Company may, in the sole discretion of its Board of Directors, obtain and maintain directors' and officers' liability insurance ("D&O Insurance"). This Agreement shall not be construed as requiring the Company to obtain any such D&O Insurance, however, or to maintain any such policy if once obtained.

    11. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Mr. Baker may be entitled under the Company's Articles of Incorporation or Bylaws, any agreement, any vote of the Company's shareholders or disinterested directors, any provision of California law, or otherwise, both as to action in his official capacity and as to action in another capacity on behalf of the Company while holding such office.

    12.  MISCELLANEOUS.

    (a) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California which govern contracts entered into by California residents in California to be performed in California, without regard to the choice of law provisions thereof.

    (b) AMENDMENTS AND WAIVERS. This Agreement may be amended or modified only with the mutual written consent of the Company and Mr. Baker. Notwithstanding the foregoing, any covenant, condition, or consideration contained in this Agreement may be waived, or a breach thereof may be excused as to that party individually, by a writing signed by the party or parties directly entitled to the benefits thereof or remedies therefor.

    (c) BINDING EFFECT; SUCCESSORS AND HEIRS. This Agreement shall be binding upon and inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns (including any direct or indirect successor by merger, purchase, consolidation, or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs, and personal legal representatives (collectively, the "Successors"). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective Successors any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

    (d) PARTIAL VALIDITY; ENFORCEMENT. If the application of any provision or provisions of this Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then
(i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of the other provisions of this Agreement shall not in any way be affected or impaired thereby, and (ii) such provision or provisions shall be reformed, without further action by the parties hereto, to and only to the extent necessary to give effect to the intent of such provision or provisions when applied to such particular facts and circumstances.

    (e) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all agreements between the parties, written or oral, regarding the same.

    (f) NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. Such notice shall be deemed effectively given upon (i) personal delivery to the party to be notified, (ii) three (3) days after it has been deposited with the United States Post Office, by registered or certified mail, return receipt requested, postage prepaid, (iii) the next business day after it has been deposited with an overnight courier such as Federal
Express, or (iv) when delivered by facsimile or electronic transmission, upon sender's receipt of a confirmation of receipt of facsimile or electronic transmission (whether written, verbal, or otherwise).

    (g) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


    IN WITNESS WHEREOF, this Agreement has been executed and entered into by the undersigned parties hereto, intending to be bound hereby, on the date and year first above written.


    THE COMPANY:             JAVA CENTRALE, INC.



                             By: ________________________
                                 Gary C. Nelson
                                  Its President






    MR. BAKER                ____________________________
                             Kevin R. Baker

                              INDEMNIFICATION AGREEMENT


    THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into by and between JAVA CENTRALE, INC., a California corporation (the "Company") and Steven J. Orlando, an individual resident of the State of California and a Director and/or officer of the Company ("Mr. Orlando"), this 17th day of October, 1995.

                                   R E C I T A L S

    A. Mr. Orlando is currently serving as a Director and/or officer of the Company, and the Company wishes him to so serve it. In addition, the Company may in the future wish to have Mr. Orlando serve as a director and/or officer of one or more other corporations, partnerships, subsidiaries, joint ventures, or other enterprises, or to serve in some capacity with respect to an employee benefit plan, for the Company's convenience or to represent the Company's interests.

    B. In accordance with Article VI of the Company's Articles of Incorporation, and Article VI of its Bylaws, the Company is authorized to enter into indemnification agreements with, and to indemnify, its officers and Directors.

    C. In order to provide Mr. Orlando with an incentive to continue to perform his present services to the Company, and to accept such future responsibilities as the Company may in the future offer him, the Company wishes to enter into this Agreement and to offer Mr. Orlando the indemnifications herein provided.

    D. In consideration of the Company's entering into this Agreement, Mr. Orlando is willing to continue to serve the Company in his present capacity or capacities, and to give consideration to serving the Company in such other capacities as the Company may request in the future.


                                  A G R E E M E N T

    NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is by all parties hereto acknowledged, the parties do agree as follows.


    1.   DEFINITIONS.   As used in this Agreement:

         (a) The term "Proceeding" shall include any threatened, pending, or completed action, suit, or proceeding, formal or informal, whether brought in the name of the Company or otherwise and whether of a civil, criminal, administrative, or investigative nature, by reason of the fact that Mr. Orlando was or is an officer, director, or agent of the Company, or any of its parent or subsidiary corporations or other entities, or was or is serving at the request of the Company as an officer, director, general, limited, or managing partner, employee, or agent of another enterprise, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement is to be provided hereunder.

         (b) The term "Expenses" includes, without limitation, attorneys' fees, disbursements, and retainers; costs of suit and costs of appeal; accounting and witness fees; travel and deposition costs; expenses of investigations, judicial or administrative proceedings, and appeals; amounts paid in settlement by or on behalf of Mr. Orlando; and any expenses of establishing a right to indemnification, pursuant to this Agreement or otherwise, including reasonable compensation for the time spent by Mr. Orlando himself in connection with the investigation, defense, or appeal of any Proceeding or action for indemnification for which he is not otherwise compensated by the Company or any third party.

    2. INDEMNIFICATION IN THIRD PARTY ACTIONS. The Company shall indemnify Mr. Orlando if he is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (other than a Proceeding by or in the name of the Company to procure a judgment in its favor), against all Expenses, judgments, fines, penalties, and ERISA excise taxes actually and reasonably incurred by Mr. Orlando in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted by California law (as in effect on the date of this Agreement and to such greater extent as applicable law may hereafter permit), if he acted or withheld action in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to a criminal Proceeding, had no reasonable cause to believe his conduct was unlawful; PROVIDED, HOWEVER, that any settlement of a Proceeding must be approved in writing by the Company.

    3. INDEMNIFICATION IN PROCEEDINGS BY OR IN THE NAME OF THE COMPANY. The Company shall indemnify Mr. Orlando if he is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding by or in the name of the Company to procure a judgment in its favor, against all Expenses, judgments, fines, penalties, and ERISA excise taxes actually and reasonably incurred by Mr. Orlando in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted under California law (as in effect on the date of this Agreement and to such greater extent as applicable law may hereafter permit), if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company; PROVIDED, HOWEVER, that any settlement of a Proceeding must be approved in writing by the Company.

    4.   CONCLUSIVE PRESUMPTION REGARDING STANDARDS OF CONDUCT.

    (a) Mr. Orlando shall be conclusively presumed to have met the standards of conduct provided in the following paragraph for indemnification pursuant to this Agreement UNLESS a determination that he has not met such standards is made by (a) the Board of Directors by a majority vote of a quorum thereof consisting of directors who were or are not parties to the Proceeding due to which a claim is made pursuant to this Agreement, (b) the Company's shareholders, by a majority vote of a quorum thereof consisting of shareholders who are not parties to such a Proceeding, (c) independent counsel, selection of whom has been approved by Mr. Orlando in writing, in a written opinion, or (d) a court of competent jurisdiction.

    (b) The standard of conduct applicable to all determinations as to the eligibility of Mr. Orlando for indemnification hereunder shall be that, at the relevant time or times and in connection with the relevant actions or failures to act, any such actions or omissions by Mr. Orlando were taken or omitted in good faith and in a manner reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding that Mr. Orlando had no reasonable cause to believe that his conduct was unlawful.

    5. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that Mr. Orlando has been successful in defense of any Proceeding, or in defense of any claim, issue, or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice or the settlement of a Proceeding without an admission of liability, Mr. Orlando shall be indemnified against all Expenses incurred in connection therewith to the fullest extent permitted by California law.

    6. ADVANCEMENT OF EXPENSES. The expenses incurred by Mr. Orlando in any Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of Mr. Orlando to the fullest extent permitted by California law; PROVIDED, HOWEVER, that Mr. Orlando shall undertake in writing to repay any advances if it is ultimately determined that he is or was not entitled to such indemnification.

    7. PARTIAL INDEMNIFICATION. If Mr. Orlando is entitled under any portion of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines, penalties, or ERISA excise taxes actually and reasonably incurred by him in connection with any Proceeding, but not, however, for the total amount of his Expenses, judgments, fines, penalties, or ERISA excise taxes, the Company shall nevertheless indemnify Mr. Orlando for the portion of the Expenses, judgments, fines, penalties, and ERISA excise taxes to which he is entitled.

    8.   INDEMNIFICATION PROCEDURE; DETERMINATION OF RIGHT TO INDEMNIFICATION.

         (a) Within a reasonable period of time after receipt by Mr. Orlando of notice of the commencement of any Proceeding, Mr. Orlando shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company thereof in writing. The failure to so notify the Company, however, will not relieve the Company from any liability which it may have to Mr. Orlando otherwise than under this Agreement.

         (b) If a claim for indemnification or advances under this Agreement is not paid by the Company within thirty (30) days of receipt of the written notice described in paragraph (a), above, the rights provided by this Agreement shall be enforceable by Mr. Orlando in any court of competent jurisdiction. Neither the failure of the directors or shareholders of the Company or its independent legal counsel to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Mr. Orlando has met the applicable standard of conduct, if any, nor an actual determination by the directors or shareholders of the Company or independent legal counsel that Mr. Orlando has not met the applicable standard of conduct, shall be a defense to the action or create a presumption for the purpose of such an action that Mr. Orlando has not met the applicable standard of conduct in fact.

         (c) If, but only if, Mr. Orlando shall prevail in any Proceeding to enforce his right to indemnification or advances hereunder as described in the foregoing paragraph, then Mr. Orlando's Expenses incurred in connection with such a Proceeding shall, except as otherwise provided in Section 9, below, also be indemnified by the Company.

         (d) With respect to any proceeding for which indemnification is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish the Company may assume the defense thereof, with counsel satisfactory to Mr. Orlando. After notice from the Company to Mr. Orlando of its election to assume the defense of a Proceeding, the Company will not be liable to Mr. Orlando under this Agreement for any Expenses subsequently incurred by Mr. Orlando in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on Mr. Orlando without his written consent. Mr. Orlando shall have the right to employ his own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of Mr. Orlando, unless (i) the employment of counsel by Mr. Orlando has been authorized by the Company, in writing, (ii) Mr. Orlando shall have reasonably concluded that there may be a conflict of interest between the Company and Mr. Orlando in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have engaged counsel to assume the defense of a Proceeding; in each of which cases the fees and expenses of Mr. Orlando's counsel shall be advanced by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Mr. Orlando has concluded that there may be a conflict of interest between the Company and Mr. Orlando.

    9. LIMITATIONS ON INDEMNIFICATION. Anything to the contrary in this Agreement notwithstanding, no payments pursuant to this Agreement shall be made by the Company:

         (a) To indemnify or advance funds to Mr. Orlando for Expenses with respect to Proceedings initiated or brought voluntarily by Mr. Orlando and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statue or law or otherwise as required under California law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

         (b) To indemnify Mr. Orlando for any Expenses, judgments, fines, penalties, or ERISA excise taxes sustained in any Proceeding for which payment is actually made to Mr. Orlando under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

         (c) To indemnify Mr. Orlando for any Expenses, judgments, fines, or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sale by Mr. Orlando of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state, or local statutory law; or

         (d) If a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful.

    10.  MAINTENANCE OF LIABILITY INSURANCE.   In reliance upon the provisions
of its Articles of Incorporation and Bylaws, the Company may, in the sole discretion of its Board of Directors, obtain and maintain directors' and officers' liability insurance ("D&O Insurance"). This Agreement shall not be construed as requiring the Company to obtain any such D&O Insurance, however, or to maintain any such policy if once obtained.

    11. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Mr. Orlando may be entitled under the Company's Articles of Incorporation or Bylaws, any agreement, any vote of the Company's shareholders or disinterested directors, any provision of California law, or otherwise, both as to action in his official capacity and as to action in another capacity on behalf of the Company while holding such office.

    12.  MISCELLANEOUS.

    (a) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California which govern contracts entered into by California residents in California to be performed in California, without regard to the choice of law provisions thereof.

    (b) AMENDMENTS AND WAIVERS. This Agreement may be amended or modified only with the mutual written consent of the Company and Mr. Orlando. Notwithstanding the foregoing, any covenant, condition, or consideration contained in this Agreement may be waived, or a breach thereof may be excused as to that party individually, by a writing signed by the party or parties directly entitled to the benefits thereof or remedies therefor.

    (c) BINDING EFFECT; SUCCESSORS AND HEIRS. This Agreement shall be binding upon and inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns (including any direct or indirect successor by merger, purchase, consolidation, or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs, and personal legal representatives (collectively, the "Successors"). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective Successors any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

    (d) PARTIAL VALIDITY; ENFORCEMENT. If the application of any provision or provisions of this Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then
(i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of the other provisions of this Agreement shall not in any way be affected or impaired thereby, and (ii) such provision or provisions shall be reformed, without further action by the parties hereto, to and only to the extent necessary to give effect to the intent of such provision or provisions when applied to such particular facts and circumstances.

    (e) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all agreements between the parties, written or oral, regarding the same.

    (f) NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. Such notice shall be deemed effectively given upon (i) personal delivery to the party to be notified, (ii) three (3) days after it has been deposited with the United States Post Office, by registered or certified mail, return receipt requested, postage prepaid, (iii) the next business day after it has been deposited with an overnight courier such as Federal
Express, or (iv) when delivered by facsimile or electronic transmission, upon sender's receipt of a confirmation of receipt of facsimile or electronic transmission (whether written, verbal, or otherwise).

    (g) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


    IN WITNESS WHEREOF, this Agreement has been executed and entered into by the undersigned parties hereto, intending to be bound hereby, on the date and year first above written.


    THE COMPANY:             JAVA CENTRALE, INC.



                             By: ________________________
                                 Gary C. Nelson
                                  Its President



    MR. ORLANDO              ___________________________
                             Steven J. Orlando

                              INDEMNIFICATION AGREEMENT


    THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into by and between JAVA CENTRALE, INC., a California corporation (the "Company") and Gary C. Nelson, an individual resident of the State of California and a Director and/or officer of the Company ("Mr. Nelson"), this 17th day of October, 1995.

                                   R E C I T A L S

    A. Mr. Nelson is currently serving as a Director and/or officer of the Company, and the Company wishes him to so serve it. In addition, the Company may in the future wish to have Mr. Nelson serve as a director and/or officer of one or more other corporations, partnerships, subsidiaries, joint ventures, or other enterprises, or to serve in some capacity with respect to an employee benefit plan, for the Company's convenience or to represent the Company's interests.

    B. In accordance with Article VI of the Company's Articles of Incorporation, and Article VI of its Bylaws, the Company is authorized to enter into indemnification agreements with, and to indemnify, its officers and Directors.

    C. In order to provide Mr. Nelson with an incentive to continue to perform his present services to the Company, and to accept such future responsibilities as the Company may in the future offer him, the Company wishes to enter into this Agreement and to offer Mr. Nelson the indemnifications herein provided.

    D. In consideration of the Company's entering into this Agreement, Mr. Nelson is willing to continue to serve the Company in his present capacity or capacities, and to give consideration to serving the Company in such other capacities as the Company may request in the future.


                                  A G R E E M E N T

    NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is by all parties hereto acknowledged, the parties do agree as follows.


    1.   DEFINITIONS.   As used in this Agreement:

         (a) The term "Proceeding" shall include any threatened, pending, or completed action, suit, or proceeding, formal or informal, whether brought in the name of the Company or otherwise and whether of a civil, criminal, administrative, or investigative nature, by reason of the fact that Mr. Nelson was or is an officer, director, or agent of the Company, or any of its parent or subsidiary corporations or other entities, or was or is serving at the request of the Company as an officer, director, general, limited, or managing partner, employee, or agent of another enterprise, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement is to be provided hereunder.

         (b) The term "Expenses" includes, without limitation, attorneys' fees, disbursements, and retainers; costs of suit and costs of appeal; accounting and witness fees; travel and deposition costs; expenses of investigations, judicial or administrative proceedings, and appeals; amounts paid in settlement by or on behalf of Mr. Nelson; and any expenses of establishing a right to indemnification, pursuant to this Agreement or otherwise, including reasonable compensation for the time spent by Mr. Nelson himself in connection with the investigation, defense, or appeal of any Proceeding or action for indemnification for which he is not otherwise compensated by the Company or any third party.

    2. INDEMNIFICATION IN THIRD PARTY ACTIONS. The Company shall indemnify Mr. Nelson if he is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (other than a Proceeding by or in the name of the Company to procure a judgment in its favor), against all Expenses, judgments, fines, penalties, and ERISA excise taxes actually and reasonably incurred by Mr. Nelson in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted by California law (as in effect on the date of this Agreement and to such greater extent as applicable law may hereafter permit), if he acted or withheld action in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to a criminal Proceeding, had no reasonable cause to believe his conduct was unlawful; PROVIDED, HOWEVER, that any settlement of a Proceeding must be approved in writing by the Company.

    3. INDEMNIFICATION IN PROCEEDINGS BY OR IN THE NAME OF THE COMPANY. The Company shall indemnify Mr. Nelson if he is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding by or in the name of the Company to procure a judgment in its favor, against all Expenses, judgments, fines, penalties, and ERISA excise taxes actually and reasonably incurred by Mr. Nelson in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted under California law (as in effect on the date of this Agreement and to such greater extent as applicable law may hereafter permit), if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company; PROVIDED, HOWEVER, that any settlement of a Proceeding must be approved in writing by the Company.

    4.   CONCLUSIVE PRESUMPTION REGARDING STANDARDS OF CONDUCT.

    (a) Mr. Nelson shall be conclusively presumed to have met the standards of conduct provided in the following paragraph for indemnification pursuant to this Agreement UNLESS a determination that he has not met such standards is made by
(a) the Board of Directors by a majority vote of a quorum thereof consisting of directors who were or are not parties to the Proceeding due to which a claim is made pursuant to this Agreement, (b) the Company's shareholders, by a majority vote of a quorum thereof consisting of shareholders who are not parties to such a Proceeding, (c) independent counsel, selection of whom has been approved by Mr. Nelson in writing, in a written opinion, or (d) a court of competent jurisdiction.

    (b) The standard of conduct applicable to all determinations as to the eligibility of Mr. Nelson for indemnification hereunder shall be that, at the relevant time or times and in connection with the relevant actions or failures to act, any such actions or omissions by Mr. Nelson were taken or omitted in good faith and in a manner reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding that Mr. Nelson had no reasonable cause to believe that his conduct was unlawful.

    5. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that Mr. Nelson has been successful in defense of any Proceeding, or in defense of any claim, issue, or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice or the settlement of a Proceeding without an admission of liability, Mr. Nelson shall be indemnified against all Expenses incurred in connection therewith to the fullest extent permitted by California law.

    6. ADVANCEMENT OF EXPENSES. The expenses incurred by Mr. Nelson in any Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of Mr. Nelson to the fullest extent permitted by California law; PROVIDED, HOWEVER, that Mr. Nelson shall undertake in writing to repay any advances if it is ultimately determined that he is or was not entitled to such indemnification.

    7. PARTIAL INDEMNIFICATION. If Mr. Nelson is entitled under any portion of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines, penalties, or ERISA excise taxes actually and reasonably incurred by him in connection with any Proceeding, but not, however, for the total amount of his Expenses, judgments, fines, penalties, or ERISA excise taxes, the Company shall nevertheless indemnify Mr. Nelson for the portion of the Expenses, judgments, fines, penalties, and ERISA excise taxes to which he is entitled.

    8.   INDEMNIFICATION PROCEDURE; DETERMINATION OF RIGHT TO INDEMNIFICATION.

         (a) Within a reasonable period of time after receipt by Mr. Nelson of notice of the commencement of any Proceeding, Mr. Nelson shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company thereof in writing. The failure to so notify the Company, however, will not relieve the Company from any liability which it may have to Mr. Nelson otherwise than under this Agreement.

         (b) If a claim for indemnification or advances under this Agreement is not paid by the Company within thirty (30) days of receipt of the written notice described in paragraph (a), above, the rights provided by this Agreement shall be enforceable by Mr. Nelson in any court of competent jurisdiction. Neither the failure of the directors or shareholders of the Company or its independent legal counsel to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Mr. Nelson has met the applicable standard of conduct, if any, nor an actual determination by the directors or shareholders of the Company or independent legal counsel that Mr. Nelson has not met the applicable standard of conduct, shall be a defense to the action or create a presumption for the purpose of such an action that Mr. Nelson has not met the applicable standard of conduct in fact.

         (c) If, but only if, Mr. Nelson shall prevail in any Proceeding to enforce his right to indemnification or advances hereunder as described in the foregoing paragraph, then Mr. Nelson's Expenses incurred in connection with such a Proceeding shall, except as otherwise provided in Section 9, below, also be indemnified by the Company.

         (d) With respect to any proceeding for which indemnification is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish the Company may assume the defense thereof, with counsel satisfactory to Mr. Nelson. After notice from the Company to Mr. Nelson of its election to assume the defense of a Proceeding, the Company will not be liable to Mr. Nelson under this Agreement for any Expenses subsequently incurred by Mr. Nelson in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on Mr. Nelson without his written consent. Mr. Nelson shall have the right to employ his own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of Mr. Nelson, unless (i) the employment of counsel by Mr. Nelson has been authorized by the Company, in writing, (ii) Mr. Nelson shall have reasonably concluded that there may be a conflict of interest between the Company and Mr. Nelson in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have engaged counsel to assume the defense of a Proceeding; in each of which cases the fees and expenses of Mr. Nelson's counsel shall be advanced by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Mr. Nelson has concluded that there may be a conflict of interest between the Company and Mr. Nelson.

    9. LIMITATIONS ON INDEMNIFICATION. Anything to the contrary in this Agreement notwithstanding, no payments pursuant to this Agreement shall be made by the Company:

         (a) To indemnify or advance funds to Mr. Nelson for Expenses with respect to Proceedings initiated or brought voluntarily by Mr. Nelson and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statue or law or otherwise as required under California law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

         (b) To indemnify Mr. Nelson for any Expenses, judgments, fines, penalties, or ERISA excise taxes sustained in any Proceeding for which payment is actually made to Mr. Nelson under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

         (c) To indemnify Mr. Nelson for any Expenses, judgments, fines, or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sale by Mr. Nelson of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state, or local statutory law; or

         (d) If a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful.

    10.  MAINTENANCE OF LIABILITY INSURANCE.   In reliance upon the provisions
of its Articles of Incorporation and Bylaws, the Company may, in the sole discretion of its Board of Directors, obtain and maintain directors' and officers' liability insurance ("D&O Insurance"). This Agreement shall not be construed as requiring the Company to obtain any such D&O Insurance, however, or to maintain any such policy if once obtained.

    11. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Mr. Nelson may be entitled under the Company's Articles of Incorporation or Bylaws, any agreement, any vote of the Company's shareholders or disinterested directors, any provision of California law, or otherwise, both as to action in his official capacity and as to action in another capacity on behalf of the Company while holding such office.

    12.  MISCELLANEOUS.

    (a) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California which govern contracts entered into by California residents in California to be performed in California, without regard to the choice of law provisions thereof.

    (b) AMENDMENTS AND WAIVERS. This Agreement may be amended or modified only with the mutual written consent of the Company and Mr. Nelson. Notwithstanding the foregoing, any covenant, condition, or consideration contained in this Agreement may be waived, or a breach thereof may be excused as to that party individually, by a writing signed by the party or parties directly entitled to the benefits thereof or remedies therefor.

    (c) BINDING EFFECT; SUCCESSORS AND HEIRS. This Agreement shall be binding upon and inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns (including any direct or indirect successor by merger, purchase, consolidation, or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs, and personal legal representatives (collectively, the "Successors"). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective Successors any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

    (d) PARTIAL VALIDITY; ENFORCEMENT. If the application of any provision or provisions of this Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then
(i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of the other provisions of this Agreement shall not in any way be affected or impaired thereby, and (ii) such provision or provisions shall be reformed, without further action by the parties hereto, to and only to the extent necessary to give effect to the intent of such provision or provisions when applied to such particular facts and circumstances.

    (e) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all agreements between the parties, written or oral, regarding the same.

    (f) NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. Such notice shall be deemed effectively given upon (i) personal delivery to the party to be notified, (ii) three (3) days after it has been deposited with the United States Post Office, by registered or certified mail, return receipt requested, postage prepaid, (iii) the next business day after it has been deposited with an overnight courier such as Federal
Express, or (iv) when delivered by facsimile or electronic transmission, upon sender's receipt of a confirmation of receipt of facsimile or electronic transmission (whether written, verbal, or otherwise).

    (g) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


    IN WITNESS WHEREOF, this Agreement has been executed and entered into by the undersigned parties hereto, intending to be bound hereby, on the date and year first above written.


    THE COMPANY:             JAVA CENTRALE, INC.



                             By: __________________________
                                 Steven J. Orlando
                                  Its Vice President and
                                  Chief Financial Officer




    MR. NELSON               ____________________________
                             Gary C. Nelson

                              INDEMNIFICATION AGREEMENT


    THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into by and between JAVA CENTRALE, INC., a California corporation (the "Company") and Richard D. Shannon, an individual resident of the State of California and a Director and/or officer of the Company ("Mr. Shannon"), this 17th day of October, 1995.

                                   R E C I T A L S

    A. Mr. Shannon is currently serving as a Director and/or officer of the Company, and the Company wishes him to so serve it. In addition, the Company may in the future wish to have Mr. Shannon serve as a director and/or officer of one or more other corporations, partnerships, subsidiaries, joint ventures, or other enterprises, or to serve in some capacity with respect to an employee benefit plan, for the Company's convenience or to represent the Company's interests.

    B. In accordance with Article VI of the Company's Articles of Incorporation, and Article VI of its Bylaws, the Company is authorized to enter into indemnification agreements with, and to indemnify, its officers and Directors.

    C. In order to provide Mr. Shannon with an incentive to continue to perform his present services to the Company, and to accept such future responsibilities as the Company may in the future offer him, the Company wishes to enter into this Agreement and to offer Mr. Shannon the indemnifications herein provided.

    D. In consideration of the Company's entering into this Agreement, Mr. Shannon is willing to continue to serve the Company in his present capacity or capacities, and to give consideration to serving the Company in such other capacities as the Company may request in the future.


                                  A G R E E M E N T

    NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is by all parties hereto acknowledged, the parties do agree as follows.


    1.   DEFINITIONS.   As used in this Agreement:

         (a) The term "Proceeding" shall include any threatened, pending, or completed action, suit, or proceeding, formal or informal, whether brought in the name of the Company or otherwise and whether of a civil, criminal, administrative, or investigative nature, by reason of the fact that Mr. Shannon was or is an officer, director, or agent of the Company, or any of its parent or subsidiary corporations or other entities, or was or is serving at the request of the Company as an officer, director, general, limited, or managing partner, employee, or agent of another enterprise, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement is to be provided hereunder.

         (b) The term "Expenses" includes, without limitation, attorneys' fees, disbursements, and retainers; costs of suit and costs of appeal; accounting and witness fees; travel and deposition costs; expenses of investigations, judicial or administrative proceedings, and appeals; amounts paid in settlement by or on behalf of Mr. Shannon; and any expenses of establishing a right to indemnification, pursuant to this Agreement or otherwise, including reasonable compensation for the time spent by Mr. Shannon himself in connection with the investigation, defense, or appeal of any Proceeding or action for indemnification for which he is not otherwise compensated by the Company or any third party.

    2. INDEMNIFICATION IN THIRD PARTY ACTIONS. The Company shall indemnify Mr. Shannon if he is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (other than a Proceeding by or in the name of the Company to procure a judgment in its favor), against all Expenses, judgments, fines, penalties, and ERISA excise taxes actually and reasonably incurred by Mr. Shannon in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted by California law (as in effect on the date of this Agreement and to such greater extent as applicable law may hereafter permit), if he acted or withheld action in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to a criminal Proceeding, had no reasonable cause to believe his conduct was unlawful; PROVIDED, HOWEVER, that any settlement of a Proceeding must be approved in writing by the Company.

    3. INDEMNIFICATION IN PROCEEDINGS BY OR IN THE NAME OF THE COMPANY. The Company shall indemnify Mr. Shannon if he is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding by or in the name of the Company to procure a judgment in its favor, against all Expenses, judgments, fines, penalties, and ERISA excise taxes actually and reasonably incurred by Mr. Shannon in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted under California law (as in effect on the date of this Agreement and to such greater extent as applicable law may hereafter permit), if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company; PROVIDED, HOWEVER, that any settlement of a Proceeding must be approved in writing by the Company.

    4.   CONCLUSIVE PRESUMPTION REGARDING STANDARDS OF CONDUCT.

    (a) Mr. Shannon shall be conclusively presumed to have met the standards of conduct provided in the following paragraph for indemnification pursuant to this Agreement UNLESS a determination that he has not met such standards is made by (a) the Board of Directors by a majority vote of a quorum thereof consisting of directors who were or are not parties to the Proceeding due to which a claim is made pursuant to this Agreement, (b) the Company's shareholders, by a majority vote of a quorum thereof consisting of shareholders who are not parties to such a Proceeding, (c) independent counsel, selection of whom has been approved by Mr. Shannon in writing, in a written opinion, or (d) a court of competent jurisdiction.

    (b) The standard of conduct applicable to all determinations as to the eligibility of Mr. Shannon for indemnification hereunder shall be that, at the relevant time or times and in connection with the relevant actions or failures to act, any such actions or omissions by Mr. Shannon were taken or omitted in good faith and in a manner reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding that Mr. Shannon had no reasonable cause to believe that his conduct was unlawful.

    5. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that Mr. Shannon has been successful in defense of any Proceeding, or in defense of any claim, issue, or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice or the settlement of a Proceeding without an admission of liability, Mr. Shannon shall be indemnified against all Expenses incurred in connection therewith to the fullest extent permitted by California law.

    6. ADVANCEMENT OF EXPENSES. The expenses incurred by Mr. Shannon in any Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of Mr. Shannon to the fullest extent permitted by California law; PROVIDED, HOWEVER, that Mr. Shannon shall undertake in writing to repay any advances if it is ultimately determined that he is or was not entitled to such indemnification.

    7. PARTIAL INDEMNIFICATION. If Mr. Shannon is entitled under any portion of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines, penalties, or ERISA excise taxes actually and reasonably incurred by him in connection with any Proceeding, but not, however, for the total amount of his Expenses, judgments, fines, penalties, or ERISA excise taxes, the Company shall nevertheless indemnify Mr. Shannon for the portion of the Expenses, judgments, fines, penalties, and ERISA excise taxes to which he is entitled.

    8.   INDEMNIFICATION PROCEDURE; DETERMINATION OF RIGHT TO INDEMNIFICATION.

         (a) Within a reasonable period of time after receipt by Mr. Shannon of notice of the commencement of any Proceeding, Mr. Shannon shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company thereof in writing. The failure to so notify the Company, however, will not relieve the Company from any liability which it may have to Mr. Shannon otherwise than under this Agreement.

         (b) If a claim for indemnification or advances under this Agreement is not paid by the Company within thirty (30) days of receipt of the written notice described in paragraph (a), above, the rights provided by this Agreement shall be enforceable by Mr. Shannon in any court of competent jurisdiction. Neither the failure of the directors or shareholders of the Company or its independent legal counsel to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Mr. Shannon has met the applicable standard of conduct, if any, nor an actual determination by the directors or shareholders of the Company or independent legal counsel that Mr. Shannon has not met the applicable standard of conduct, shall be a defense to the action or create a presumption for the purpose of such an action that Mr. Shannon has not met the applicable standard of conduct in fact.

         (c) If, but only if, Mr. Shannon shall prevail in any Proceeding to enforce his right to indemnification or advances hereunder as described in the foregoing paragraph, then Mr. Shannon's Expenses incurred in connection with such a Proceeding shall, except as otherwise provided in Section 9, below, also be indemnified by the Company.

         (d) With respect to any proceeding for which indemnification is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish the Company may assume the defense thereof, with counsel satisfactory to Mr. Shannon. After notice from the Company to Mr. Shannon of its election to assume the defense of a Proceeding, the Company will not be liable to Mr. Shannon under this Agreement for any Expenses subsequently incurred by Mr. Shannon in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on Mr. Shannon without his written consent. Mr. Shannon shall have the right to employ his own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of Mr. Shannon, unless (i) the employment of counsel by Mr. Shannon has been authorized by the Company, in writing, (ii) Mr. Shannon shall have reasonably concluded that there may be a conflict of interest between the Company and Mr. Shannon in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have engaged counsel to assume the defense of a Proceeding; in each of which cases the fees and expenses of Mr. Shannon's counsel shall be advanced by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Mr. Shannon has concluded that there may be a conflict of interest between the Company and Mr. Shannon.

    9. LIMITATIONS ON INDEMNIFICATION. Anything to the contrary in this Agreement notwithstanding, no payments pursuant to this Agreement shall be made by the Company:

         (a) To indemnify or advance funds to Mr. Shannon for Expenses with respect to Proceedings initiated or brought voluntarily by Mr. Shannon and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statue or law or otherwise as required under California law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

         (b) To indemnify Mr. Shannon for any Expenses, judgments, fines, penalties, or ERISA excise taxes sustained in any Proceeding for which payment is actually made to Mr. Shannon under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

         (c) To indemnify Mr. Shannon for any Expenses, judgments, fines, or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sale by Mr. Shannon of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state, or local statutory law; or

         (d) If a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful.

    10.  MAINTENANCE OF LIABILITY INSURANCE.   In reliance upon the provisions
of its Articles of Incorporation and Bylaws, the Company may, in the sole discretion of its Board of Directors, obtain and maintain directors' and officers' liability insurance ("D&O Insurance"). This Agreement shall not be construed as requiring the Company to obtain any such D&O Insurance, however, or to maintain any such policy if once obtained.

    11. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Mr. Shannon may be entitled under the Company's Articles of Incorporation or Bylaws, any agreement, any vote of the Company's shareholders or disinterested directors, any provision of California law, or otherwise, both as to action in his official capacity and as to action in another capacity on behalf of the Company while holding such office.

    12.  MISCELLANEOUS.

    (a) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California which govern contracts entered into by California residents in California to be performed in California, without regard to the choice of law provisions thereof.

    (b) AMENDMENTS AND WAIVERS. This Agreement may be amended or modified only with the mutual written consent of the Company and Mr. Shannon. Notwithstanding the foregoing, any covenant, condition, or consideration contained in this Agreement may be waived, or a breach thereof may be excused as to that party individually, by a writing signed by the party or parties directly entitled to the benefits thereof or remedies therefor.

    (c) BINDING EFFECT; SUCCESSORS AND HEIRS. This Agreement shall be binding upon and inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns (including any direct or indirect successor by merger, purchase, consolidation, or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs, and personal legal representatives (collectively, the "Successors"). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective Successors any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

    (d) PARTIAL VALIDITY; ENFORCEMENT. If the application of any provision or provisions of this Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then
(i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of the other provisions of this Agreement shall not in any way be affected or impaired thereby, and (ii) such provision or provisions shall be reformed, without further action by the parties hereto, to and only to the extent necessary to give effect to the intent of such provision or provisions when applied to such particular facts and circumstances.

    (e) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all agreements between the parties, written or oral, regarding the same.

    (f) NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. Such notice shall be deemed effectively given upon (i) personal delivery to the party to be notified, (ii) three (3) days after it has been deposited with the United States Post Office, by registered or certified mail, return receipt requested, postage prepaid, (iii) the next business day after it has been deposited with an overnight courier such as Federal
Express, or (iv) when delivered by facsimile or electronic transmission, upon sender's receipt of a confirmation of receipt of facsimile or electronic transmission (whether written, verbal, or otherwise).

    (g) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


    IN WITNESS WHEREOF, this Agreement has been executed and entered into by the undersigned parties hereto, intending to be bound hereby, on the date and year first above written.


    THE COMPANY:             JAVA CENTRALE, INC.



                             By: ________________________________
                                 Gary C. Nelson
                                  Its President




    MR. SHANNON                   _______________________________
                                  Richard D. Shannon

                              INDEMNIFICATION AGREEMENT


    THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into by and between JAVA CENTRALE, INC., a California corporation (the "Company") and Thomas A. Craig, an individual resident of the State of California and a Director and/or officer of the Company ("Mr. Craig"), this 17th day of October, 1995.

                                   R E C I T A L S

    A. Mr. Craig is currently serving as a Director and/or officer of the Company, and the Company wishes him to so serve it. In addition, the Company may in the future wish to have Mr. Craig serve as a director and/or officer of one or more other corporations, partnerships, subsidiaries, joint ventures, or other enterprises, or to serve in some capacity with respect to an employee benefit plan, for the Company's convenience or to represent the Company's interests.

    B. In accordance with Article VI of the Company's Articles of Incorporation, and Article VI of its Bylaws, the Company is authorized to enter into indemnification agreements with, and to indemnify, its officers and Directors.

    C. In order to provide Mr. Craig with an incentive to continue to perform his present services to the Company, and to accept such future responsibilities as the Company may in the future offer him, the Company wishes to enter into this Agreement and to offer Mr. Craig the indemnifications herein provided.

    D. In consideration of the Company's entering into this Agreement, Mr. Craig is willing to continue to serve the Company in his present capacity or capacities, and to give consideration to serving the Company in such other capacities as the Company may request in the future.


                                  A G R E E M E N T

    NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is by all parties hereto acknowledged, the parties do agree as follows.


    1.   DEFINITIONS.   As used in this Agreement:

         (a) The term "Proceeding" shall include any threatened, pending, or completed action, suit, or proceeding, formal or informal, whether brought in the name of the Company or otherwise and whether of a civil, criminal, administrative, or investigative nature, by reason of the fact that Mr. Craig was or is an officer, director, or agent of the Company, or any of its parent or subsidiary corporations or other entities, or was or is serving at the request of the Company as an officer, director, general, limited, or managing partner, employee, or agent of another enterprise, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement is to be provided hereunder.

         (b) The term "Expenses" includes, without limitation, attorneys' fees, disbursements, and retainers; costs of suit and costs of appeal; accounting and witness fees; travel and deposition costs; expenses of investigations, judicial or administrative proceedings, and appeals; amounts paid in settlement by or on behalf of Mr. Craig; and any expenses of establishing a right to indemnification, pursuant to this Agreement or otherwise, including reasonable compensation for the time spent by Mr. Craig himself in connection with the investigation, defense, or appeal of any Proceeding or action for indemnification for which he is not otherwise compensated by the Company or any third party.

    2. INDEMNIFICATION IN THIRD PARTY ACTIONS. The Company shall indemnify Mr. Craig if he is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (other than a Proceeding by or in the name of the Company to procure a judgment in its favor), against all Expenses, judgments, fines, penalties, and ERISA excise taxes actually and reasonably incurred by Mr. Craig in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted by California law (as in effect on the date of this Agreement and to such greater extent as applicable law may hereafter permit), if he acted or withheld action in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to a criminal Proceeding, had no reasonable cause to believe his conduct was unlawful; PROVIDED, HOWEVER, that any settlement of a Proceeding must be approved in writing by the Company.

    3. INDEMNIFICATION IN PROCEEDINGS BY OR IN THE NAME OF THE COMPANY. The Company shall indemnify Mr. Craig if he is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding by or in the name of the Company to procure a judgment in its favor, against all Expenses, judgments, fines, penalties, and ERISA excise taxes actually and reasonably incurred by Mr. Craig in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted under California law (as in effect on the date of this Agreement and to such greater extent as applicable law may hereafter permit), if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company; PROVIDED, HOWEVER, that any settlement of a Proceeding must be approved in writing by the Company.

    4.   CONCLUSIVE PRESUMPTION REGARDING STANDARDS OF CONDUCT.

    (a) Mr. Craig shall be conclusively presumed to have met the standards of conduct provided in the following paragraph for indemnification pursuant to this Agreement UNLESS a determination that he has not met such standards is made by
(a) the Board of Directors by a majority vote of a quorum thereof consisting of directors who were or are not parties to the Proceeding due to which a claim is made pursuant to this Agreement, (b) the Company's shareholders, by a majority vote of a quorum thereof consisting of shareholders who are not parties to such a Proceeding, (c) independent counsel, selection of whom has been approved by Mr. Craig in writing, in a written opinion, or (d) a court of competent jurisdiction.

    (b) The standard of conduct applicable to all determinations as to the eligibility of Mr. Craig for indemnification hereunder shall be that, at the relevant time or times and in connection with the relevant actions or failures to act, any such actions or omissions by Mr. Craig were taken or omitted in good faith and in a manner reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding that Mr. Craig had no reasonable cause to believe that his conduct was unlawful.

    5. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that Mr. Craig has been successful in defense of any Proceeding, or in defense of any claim, issue, or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice or the settlement of a Proceeding without an admission of liability, Mr. Craig shall be indemnified against all Expenses incurred in connection therewith to the fullest extent permitted by California law.

    6. ADVANCEMENT OF EXPENSES. The expenses incurred by Mr. Craig in any Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of Mr. Craig to the fullest extent permitted by California law; PROVIDED, HOWEVER, that Mr. Craig shall undertake in writing to repay any advances if it is ultimately determined that he is or was not entitled to such indemnification.

    7. PARTIAL INDEMNIFICATION. If Mr. Craig is entitled under any portion of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines, penalties, or ERISA excise taxes actually and reasonably incurred by him in connection with any Proceeding, but not, however, for the total amount of his Expenses, judgments, fines, penalties, or ERISA excise taxes, the Company shall nevertheless indemnify Mr. Craig for the portion of the Expenses, judgments, fines, penalties, and ERISA excise taxes to which he is entitled.

    8.   INDEMNIFICATION PROCEDURE; DETERMINATION OF RIGHT TO INDEMNIFICATION.

         (a) Within a reasonable period of time after receipt by Mr. Craig of notice of the commencement of any Proceeding, Mr. Craig shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company thereof in writing. The failure to so notify the Company, however, will not relieve the Company from any liability which it may have to Mr. Craig otherwise than under this Agreement.

         (b) If a claim for indemnification or advances under this Agreement is not paid by the Company within thirty (30) days of receipt of the written notice described in paragraph (a), above, the rights provided by this Agreement shall be enforceable by Mr. Craig in any court of competent jurisdiction. Neither the failure of the directors or shareholders of the Company or its independent legal counsel to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because Mr. Craig has met the applicable standard of conduct, if any, nor an actual determination by the directors or shareholders of the Company or independent legal counsel that Mr. Craig has not met the applicable standard of conduct, shall be a defense to the action or create a presumption for the purpose of such an action that Mr. Craig has not met the applicable standard of conduct in fact.

         (c) If, but only if, Mr. Craig shall prevail in any Proceeding to enforce his right to indemnification or advances hereunder as described in the foregoing paragraph, then Mr. Craig's Expenses incurred in connection with such a Proceeding shall, except as otherwise provided in Section 9, below, also be indemnified by the Company.

         (d) With respect to any proceeding for which indemnification is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish the Company may assume the defense thereof, with counsel satisfactory to Mr. Craig. After notice from the Company to Mr. Craig of its election to assume the defense of a Proceeding, the Company will not be liable to Mr. Craig under this Agreement for any Expenses subsequently incurred by Mr. Craig in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on Mr. Craig without his written consent. Mr. Craig shall have the right to employ his own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of Mr. Craig, unless (i) the employment of counsel by Mr. Craig has been authorized by the Company, in writing, (ii) Mr. Craig shall have reasonably concluded that there may be a conflict of interest between the Company and Mr. Craig in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have engaged counsel to assume the defense of a Proceeding; in each of which cases the fees and expenses of Mr. Craig's counsel shall be advanced by the Company.
The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Mr. Craig has concluded that there may be a conflict of interest between the Company and Mr. Craig.

    9. LIMITATIONS ON INDEMNIFICATION. Anything to the contrary in this Agreement notwithstanding, no payments pursuant to this Agreement shall be made by the Company:

         (a) To indemnify or advance funds to Mr. Craig for Expenses with respect to Proceedings initiated or brought voluntarily by Mr. Craig and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statue or law or otherwise as required under California law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

         (b) To indemnify Mr. Craig for any Expenses, judgments, fines, penalties, or ERISA excise taxes sustained in any Proceeding for which payment is actually made to Mr. Craig under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

         (c) To indemnify Mr. Craig for any Expenses, judgments, fines, or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sale by Mr. Craig of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state, or local statutory law; or

         (d) If a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful.

    10.  MAINTENANCE OF LIABILITY INSURANCE.   In reliance upon the provisions
of its Articles of Incorporation and Bylaws, the Company may, in the sole discretion of its Board of Directors, obtain and maintain directors' and officers' liability insurance ("D&O Insurance"). This Agreement shall not be construed as requiring the Company to obtain any such D&O Insurance, however, or to maintain any such policy if once obtained.

    11. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Mr. Craig may be entitled under the Company's Articles of Incorporation or Bylaws, any agreement, any vote of the Company's shareholders or disinterested directors, any provision of California law, or otherwise, both as to action in his official capacity and as to action in another capacity on behalf of the Company while holding such office.

    12.  MISCELLANEOUS.

    (a) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California which govern contracts entered into by California residents in California to be performed in California, without regard to the choice of law provisions thereof.

    (b) AMENDMENTS AND WAIVERS. This Agreement may be amended or modified only with the mutual written consent of the Company and Mr. Craig. Notwithstanding the foregoing, any covenant, condition, or consideration contained in this Agreement may be waived, or a breach thereof may be excused as to that party individually, by a writing signed by the party or parties directly entitled to the benefits thereof or remedies therefor.

    (c) BINDING EFFECT; SUCCESSORS AND HEIRS. This Agreement shall be binding upon and inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns (including any direct or indirect successor by merger, purchase, consolidation, or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs, and personal legal representatives (collectively, the "Successors"). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective Successors any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

    (d) PARTIAL VALIDITY; ENFORCEMENT. If the application of any provision or provisions of this Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then
(i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of the other provisions of this Agreement shall not in any way be affected or impaired thereby, and (ii) such provision or provisions shall be reformed, without further action by the parties hereto, to and only to the extent necessary to give effect to the intent of such provision or provisions when applied to such particular facts and circumstances.

    (e) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all agreements between the parties, written or oral, regarding the same.

    (f) NOTICES. Any notice required or permitted under this Agreement shall be given in writing and shall be addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. Such notice shall be deemed effectively given upon (i) personal delivery to the party to be notified, (ii) three (3) days after it has been deposited with the United States Post Office, by registered or certified mail, return receipt requested, postage prepaid, (iii) the next business day after it has been deposited with an overnight courier such as Federal
Express, or (iv) when delivered by facsimile or electronic transmission, upon sender's receipt of a confirmation of receipt of facsimile or electronic transmission (whether written, verbal, or otherwise).

    (g) TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


    IN WITNESS WHEREOF, this Agreement has been executed and entered into by the undersigned parties hereto, intending to be bound hereby, on the date and year first above written.


    THE COMPANY:             JAVA CENTRALE, INC.



                             By: ________________________
                                 Gary C. Nelson
                                  Its President





    MR. CRAIG                ____________________________
                             Thomas A. Craig









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